Exhibit 10.2

Execution Copy

OMNIBUS AMENDMENT No. 4

THIS OMNIBUS AMENDMENT NO. 4, dated as of May 20, 2016 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”), in each case as the same may be amended, restated modified and/or supplemented from time to time: (1) the Third Amended and Restated Indenture and Servicing Agreement, dated as of September 1, 2014, by and among Marriott Vacations Worldwide Owner Trust 2011-1, as issuer (the “Issuer”), Marriott Ownership Resorts, Inc., as servicer (the “Servicer” or “MORI”), and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) and as back-up servicer (the “Back-Up Servicer”) (the “Indenture”); (2) the Second Amended and Restated Note Purchase Agreement, dated September 15, 2014, by and among the Issuer, the Servicer, MORI SPC Series Corp., as seller (the “Seller”), Marriott Vacations Worldwide Corporation, as performance guarantor (the “Performance Guarantor” or “MVW”), the Purchasers (as defined in the Transaction Documents) and Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”) (the “Note Purchase Agreement”); (3) the Second Amended and Restated Purchase Agreement, dated as of September 1, 2014, by and between MORI and the Seller (the “Purchase Agreement”); (4) the Second Amended and Restated Sale Agreement, dated as of September 1, 2014, by and between the Seller and the Issuer (the “Sale Agreement”); (5) the Second Amended and Restated Performance Guaranty, dated as of September 1, 2014, by the Performance Guarantor in favor or the Issuer and the Indenture Trustee (the “Performance Guaranty”); (6) the Custodial Agreement, dated as of September 1, 2011, by and among Wells Fargo Bank, National Association, as custodian (the “Custodian”), the Issuer, the Indenture Trustee and the Servicer (the “Custodial Agreement”); (7) the Administration Agreement, dated as of September 1, 2011, by and among the Issuer, MORI, as administrator (the “Administrator”), the Indenture Trustee and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”) (the “Administration Agreement”); (8) the Amended and Restated Trust Agreement, dated September 28, 2011, by and between MVCO Series LLC, as owner (the “Owner” and together with the Issuer, MORI, MVW, the Seller, the Performance Guarantor, the Administrative Agent, the Indenture Trustee, the Servicer, the Administrator, the Back-Up Servicer, the Custodian, the Owner Trustee, the Purchasers and the Funding Agents, the “Transaction Parties”) and the Owner Trustee (the “Trust Agreement”); and (9) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

RECITALS

WHEREAS, the Transaction Parties desire to amend the Third Amended and Restated Standard Definitions attached or incorporated into each of the Transaction Documents (the “Third Amended and Restated Standard Definitions”) in the manner set forth herein.

WHEREAS, the Transaction Parties party to the Note Purchase Agreement desire to amend the Note Purchase Agreement in the manner set forth herein.

WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01. Amendment to the Standard Definitions

The following definitions shall replace the corresponding definition in the Third Amended and Restated Standard Definitions:

““Adjusted LIBOR Rate” shall mean, with respect to any Interest Accrual Period, the sum of (A) the Applicable Percentage and (B) a rate per annum equal to the rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) obtained by dividing (i) the LIBOR Rate for such Interest Accrual Period by (ii) a percentage equal to 100% minus the reserve percentage (rounded upward to the next 1/100th of 1%) in effect on such day and applicable to the Alternate Purchaser or related Liquidity Provider for which this rate is calculated under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “eurocurrency liabilities”). The Adjusted LIBOR Rate shall be adjusted automatically as of the effective date of any change in such reserve percentage.”

““Carrying Costs” shall mean, with respect to any Interest Accrual Period, the sum (without duplication) of the following amounts determined on an accrual basis in accordance with GAAP consistently applied:

(x) with respect to any Purchaser Group, (a) the amount of interest accrued with respect to the portion of the Purchaser Invested Amount funded by the Conduit which is a member of such Purchaser Group at a rate equal to the CP Rate applicable to such Conduit for such Interest Accrual Period and (b) the amount of interest accrued with respect to the portion of the Purchaser Invested Amount funded by any Alternate Purchaser which is a member of such Purchaser Group or any Liquidity Provider with respect to such Conduit at either the Adjusted LIBOR Rate or the Bank Base Rate, as applicable in accordance with Section 2.8(a) of the Note Purchase Agreement; and

(y) with respect to any Non-Conduit Committed Purchaser, the amount of interest accrued with respect to its Purchaser Invested Amount at the LIBOR Rate or the LIBOR Rate plus the Applicable Percentage, as applicable, in accordance with Section 2.8(a) of the Note Purchase Agreement;

provided, however, that following the occurrence of an Event of Default, the Carrying Costs with respect to any Purchaser Group or Non-Conduit Committed Purchaser shall be determined in accordance with Section 2.8(b) of the Note Purchase Agreement.

The Carrying Costs for any Interest Accrual Period determined by reference to the applicable CP Rate shall be calculated using an estimate for the days in such Interest Accrual Period remaining after the date on which the applicable Funding Agent notifies the Administrative Agent of the applicable Carrying Costs pursuant to Section 2.8(a)(v) of the Note Purchase

Agreement. On or before the day on which the applicable Funding Agent is required to notify the Administrative Agent of the applicable Carrying Costs with respect to the next succeeding Interest Accrual Period, such Funding Agent or shall re-determine the Carrying Costs in respect of the prior Interest Accrual Period and if such re-determined amount is higher or lower than the Carrying Costs initially reported as described above, such Funding Agent or shall advise the Administrative Agent of the re-determined Carrying Costs, specifying the amount of any Carrying Costs Underpayment or any Carrying Costs Overpayment.”

““LIBOR Rate” shall mean, for an Interest Accrual Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Page LIBOR01 of the Reuters screen (or any successor page) as the London interbank offered rate administered by ICE for deposits in U.S. dollars for a term of one month at approximately 11:00 A.M. (London time), on the related LIBOR Determination Date; provided, however, if more than one rate is specified on the applicable page or screen, the applicable rate shall be the arithmetic mean of all such rates. If for any reason such rate is not available, the term “LIBOR Rate” shall mean, for any LIBOR Determination Date, the rate at which deposits in U.S. dollars are offered to the applicable Non-Conduit Committed Purchaser in the London interbank market at approximately 11:00 A.M. (London time) on such day, for a term of one month. If the calculation of LIBOR Rate results in a LIBOR Rate of less than zero percent (0%), LIBOR Rate shall be deemed to be zero percent (0%) for all purposes under the Facility Documents.”

The following definitions shall be added to the Third Amended and Restated Standard Definitions in the appropriate alphabetical order:

““ICE” means the ICE Benchmark Administration Limited (or the successor thereto if the ICE Benchmark Administration Limited is no longer making LIBOR available).”

““LIBOR Determination Date” shall mean with respect to any Interest Accrual Period, the second Business Day prior to the first day of such Interest Accrual Period, or if such day is not a London Business Day, then the immediately preceding London Business Day.”

Section 1.02. Amendment of the Note Purchase Agreement

Section 2.8(a)(iii) of the Note Purchase shall be amended by deleting the same in its entirety and replacing it with:

“If any Liquidity Provider acquires from a Conduit an interest in any portion of the Purchaser Invested Amount funded by such Conduit, or, the Alternate Purchasers in any Purchaser Group fund any portion of the Purchaser Invested Amount with respect to such Purchaser Group pursuant to this Agreement, then, prior to the occurrence of an Event of Default, the initial Funding Period applicable to such portion of such Purchaser Invested Amount shall be a period of not greater than 14 days and such portion of such Purchaser Invested Amount shall accrue interest at the Bank Base Rate. Thereafter, so long as no Event of Default shall have occurred, interest shall accrue on such portion of such Purchaser Invested Amount at the Adjusted LIBOR Rate for the applicable Interest Accrual Period. At any time following the date on which a Liquidity Provider or Alternate Purchaser is accruing interest at the Adjusted LIBOR Rate, the Issuer, in its sole discretion, may replace such Liquidity Provider or Alternate Purchaser with (x) an Additional Conduit and the Related Additional Alternate Purchasers, (y) an Additional Non-Conduit Committed Purchaser or (z) an existing Conduit, Alternate Purchaser or Non-Conduit Committed Purchaser.”

Section 2.8(a)(iv) of the Note Purchase shall be amended by deleting the same in its entirety and replacing it with:

“Prior to the occurrence of an Event of Default, the amount of any Purchaser Invested Amount with respect to a Non-Conduit Committed Purchaser shall accrue interest during an Interest Accrual Period at a rate per annum equal to the LIBOR Rate with respect to each such Interest Accrual Period; provided; however, that on any date prior to the occurrence of an Event of Default on which more than 50% of the Outstanding Note Balance is funded by one or more Liquidity Providers and/or Alternate Purchasers, each Non-Conduit Committed Purchaser may elect, in its sole discretion, by delivering written notice to the Issuer and Administrative Agent (a “Pricing Increase Notice”), to have the Purchaser Invested Amount with respect to such Non-Conduit Committed Purchaser accrue interest for each succeeding Interest Accrual Period that more than 50% of the Outstanding Note Balance is funded by one or more Liquidity Providers and/or Alternate Purchasers at a rate per annum equal to the LIBOR Rate with respect to such Interest Accrual Period plus the Applicable Percentage. At any time following delivery of a Pricing Increase Notice by a Non-Conduit Committed Purchaser, such Non-Conduit Committed Purchaser (A) in its sole discretion, may, or (B) if less than 50% of the Outstanding Note Balance is funded by one or more Liquidity Providers and/or Alternate Purchasers shall, rescind such election by delivering written notice thereof to the Issuer and the Administrative Agent (a “Pricing Increase Rescission”). To the extent that the Issuer obtains a rating on the Notes and such rating reduces the funding costs of the Alternate Purchasers and Liquidity Providers related to a Conduit, such Non-Conduit Committed Purchaser agrees, in good faith, to deliver a Pricing Increase Rescission to the extent agreed upon between the Issuer and such Non-Conduit Committed Purchaser. At any time following its receipt of a Pricing Increase Notice, the Issuer, in its sole discretion, may replace the Non-Conduit Committed Purchaser that delivered such notice with (x) an Additional Conduit and the Related Additional Alternate Purchasers, (y) an Additional Non-Conduit Committed Purchaser or (z) an existing Conduit, Alternate Purchaser or Non-Conduit Committed Purchaser.”

Section 2.8(c) of the Note Purchase shall be amended by deleting the same in its entirety and replacing it with:

“Eurodollar Rate Protection. If a Funding Agent is unable to obtain on a timely basis the information necessary to determine the LIBOR Rate for an Interest Accrual Period, such Funding Agent shall forthwith notify the Alternate Purchasers in the Purchaser Group with respect to which it is acting as Funding Agent and the Issuer that the Adjusted LIBOR Rate cannot be determined for such Interest Accrual Period, and, while such circumstances exist, any portion of the Purchaser Invested Amount with respect to such Purchaser Group which would otherwise accrue interest at the Adjusted LIBOR Rate pursuant to Section 2.8(a) hereof during such period shall instead accrue interest at the Bank Base Rate.

If a Non-Conduit Committed Purchaser is unable to obtain on a timely basis the information necessary to determine the LIBOR Rate for any Interest Accrual Period, such Non-Conduit Committed Purchaser shall forthwith notify the Issuer that the LIBOR Rate cannot be determined for such Interest Accrual Period, and, while such circumstances exist, the portion of the Purchaser Invested Amount with respect to such Non-Conduit Committed Purchaser which would otherwise accrue interest at the LIBOR Rate pursuant to Section 2.8(a) hereof during such period shall instead accrue interest at the Base Rate and the portion, if any, of the Purchaser Invested Amount with respect to such Non-Conduit Committed Purchaser which would otherwise accrue interest at the LIBOR Rate plus the Applicable Percentage pursuant to Section 2.8(a) hereof during such period shall instead accrue interest at the Bank Base Rate.

If any Alternate Purchaser or Liquidity Provider notifies the applicable Funding Agent that it is unable to obtain matching deposits in the London interbank market to fund its purchase or maintenance of any portion of the Purchaser Invested Amount funded by such Alternate Purchaser or Liquidity Provider or that the Adjusted LIBOR Rate applicable to any portion of such Purchaser Invested Amount will not adequately reflect the cost to such Alternate Purchaser or Liquidity Provider of funding or maintaining such portion of such Purchaser Invested Amount for any

Interest Accrual Period, then such Funding Agent shall forthwith so notify the Issuer, whereupon such portion of such Purchaser Invested Amount that would otherwise accrue interest at the Adjusted LIBOR Rate pursuant to Section 2.8(a) hereof shall instead accrue interest at the Bank Base Rate. If any Non-Conduit Committed Purchaser determines that it is unable to obtain matching deposits in the London interbank market to fund the purchase or maintenance of its Purchaser Invested Amount or that the LIBOR Rate will not adequately reflect the cost to such Non-Conduit Committed Purchaser of funding or maintaining its Purchaser Invested Amount, then such Non-Conduit Committed Purchaser shall forthwith so notify the Issuer, whereupon the portion of the Purchaser Invested Amount of such Non-Conduit Committed Purchaser that would otherwise accrue interest at the LIBOR Rate pursuant Section 2.8(a) hereof to shall instead accrue interest at the Base Rate and the portion, if any, of the Purchaser Invested Amount with respect to such Non-Conduit Committed Purchaser which would otherwise accrue interest at the LIBOR Rate plus the Applicable Percentage pursuant to Section 2.8(a) hereof shall instead accrue interest at the Bank Base Rate.”

Section 2.01. Representations and Warranties

MVW, MORI, the Seller and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of MVW, MORI, the Seller and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, and (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound.

Section 2.02. References in all Transaction Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

Section 2.03. Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 2.04. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN

THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

THE PARTIES HERETO EACH SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR THE FACILITY DOCUMENTS.

Section 2.05. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 2.06. Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 2.07. Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

Section 2.08 No Bankruptcy Petition.

(a) Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Related Commercial Paper or other indebtedness of a Conduit, it will not institute against, or join any other Person in instituting against a Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or any other jurisdiction with authority over such Conduit. The provisions of this Section 2.08(a) shall survive the termination of this Amendment.

(b) Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes and Exchange Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.08(b) shall survive the termination of this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE
OWNER TRUST 2011-1, as Issuer

By:	Wilmington Trust, National Association,
not individually, but solely in its capacity as
Owner Trustee

	By:	/s/ Rachel L. Simpson
	Name:	Rachel L. Simpson
	Title:	Vice President

Address for notices:
c/o Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19801

Attention: Rachel L. Simpson
Telephone Number: (302) 636-6128
Facsimile Number: (302) 636-4140

MORI SPC SERIES CORP., as Seller

By:	/s/ Greg A. Langford
Name:	Greg A. Langford
Title:	President

Address for notices:
6649 Westwood Boulevard

Orlando, Florida 32821
Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

MARRIOTT OWNERSHIP RESORTS, INC., in its individual capacity and as Servicer and Administrator

By:	/s/ Joseph J. Bramuchi
Name:	Joseph J. Bramuchi
Title:	Vice President

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

MARRIOTT VACATIONS WORLDWIDE CORPORATION, as Performance Guarantor

By:	/s/ Joseph J. Bramuchi
Name:	Joseph J. Bramuchi
Title:	Vice President

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

MVCO SERIES LLC, as Owner

By:	/s/ Greg A. Langford
Name:	Greg A. Langford
Title:	President

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee, Back-Up Servicer and Custodian

By:	/s/ Jennifer C. Westberg
Name:	Jennifer C. Westberg
Title:	Vice President

Address for notices:

Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Corporate Trust
Services/Asset-Backed Administration
Facsimile Number: (612) 667-3539
Telephone Number: (612) 667-8058

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Rachel L. Simpson
Name:	Rachel L. Simpson
Title:	Vice President

Address for notice:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19801

Attention: Rachel L. Simpson
Telephone Number: (302) 636-6128
Facsimile Number: (302) 636-4140

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Joseph McElroy
Name:	Joseph McElroy
Title:	Director

By:	/s/ Keith Allman
Name:	Keith Allman
Title:	Director

Address for notices:
60 Wall Street
New York, New York 10005

Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile: (212) 797-5300

MOUNTCLIFF FUNDING LLC
as Conduit

By:	/s/ Josh Borg
Name:	Josh Borg
Title:	Authorized Signatory

Address for notices:
20 Gates Management LLC
30 Irving Place, 2nd Floor
New York, NY 10003

Attention: Vidrik Frankfather
Telephone: (212) 295-4146
Facsimile: (212) 295-3785
E-mail: mountcliff@20gates.com; and mountcliff.group@db.com

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Alternate Purchaser

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Authorized Signatory

By:	/s/ Chris Fera
Name:	Chris Fera
Title:	Authorized Signatory

Address for notices:
Eleven Madison Avenue
New York, NY 10010

Attention: Conduit Lending
Telephone: (212) 538-1890
Facsimile: (212) 325-4599
Email: abcp.monitoring@credit-suisse.com

CREDIT SUISSE AG, NEW YORK BRANCH
as Funding Agent

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Vice President

By:	/s/ Chris Fera
Name:	Chris Fera
Title:	Vice President

Address for notices:
Eleven Madison Avenue
New York, NY 10010

Attention: Conduit Lending
Telephone: (212) 538-1890
Facsimile: (212) 325-4599
Email: abcp.monitoring@credit-suisse.com

SUNTRUST BANK
as Non-Conduit Committed Purchaser

By:	/s/ David Hufnagel
Name:	David Hufnagel
Title:	Vice President

Address for notices:
3333 Peachtree Street NE
10th Floor East
Atlanta, Georgia 30326

Attention: Kayla Williams and David Morley
Telephone: (404) 926-5475
Facsimile: (404) 495-2171
Email: strh.afg@suntrust.com

DEUTSCHE BANK AG, NEW YORK BRANCH
as Non-Conduit Committed Purchaser

By:	/s/ Joseph McElroy
Name:	Joseph McElroy
Title:	Director

By:	/s/ Keith Allman
Name:	Keith Allman
Title:	Director

Address for notices:
60 Wall Street
New York, New York 10005

Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile: (212) 797-5300

BANK OF AMERICA, N.A. as Non-Conduit Committed Purchaser

By:	/s/ Elizabeth C. Picoli
Name:	Elizabeth C. Picoli
Title:	Vice President

Address for notices:
Bank of America, National Association
214 North Tryon Street, 15th Floor
NC1-027-15-01
Charlotte, North Carolina 28255
Attention: Securitization Finance Group c/o
Robert Wood / Christen Picoli
Telephone: 980-388-5938 / 980-388-8138
Email: robert.wood@baml.com elizabeth.c.picoli@baml.com

WELLS FARGO CAPITAL FINANCE, LLC as Non-Conduit Committed Purchaser

By:	/s/ Ajay Jagsi
Name:	Ajay Jagsi
Title:	Vice President

Address for notices:
14241 Dallas Parkway, Suite 1300
Dallas, Texas 75254

Attention: Ajay Jagsi
Telephone: (972) 361-7220
Facsimile: (866) 719-9124